SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 1999


                             PLAYTEX PRODUCTS, INC.
               (Exact name of registrant as specified in charter)


Delaware                           33-25485-01                  51-0312772
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


300 Nyala Farms Road, Westport, CT                                  06880
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (203) 341-4000


                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On May 13, 1999, the registrant issued a press release regarding the acquisition from Colgate-Palmolive Company of the Baby Magic(R) brand of infant-related bath, lotion, shampoo, oil and powder products for the U.S., Canada and Puerto Rico.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits


Exhibit    Description
-------    -----------
  99       Press release of Playtex Products, Inc. dated May 13, 1999
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 1999

                          PLAYTEX PRODUCTS, INC.


                          By: /s/ Michael F. Goss
                          -----------------------
                          Michael F. Goss
                          Executive Vice President & Chief Financial Officer
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Exhibit           Description
-------           -----------
  99              Press release of Playtex Products, Inc. dated May 13, 1999